UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 27, 2017

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2017 Annual Meeting of Stockholders on June 27, 2017 (the "Annual Meeting").  There were 9,249,205 shares of the Company's common stock outstanding on the record date and entitled to vote at the Annual Meeting and 5,395,439 shares were represented in person or by proxy, which constituted a quorum to conduct business at the Annual Meeting.  The stockholders of the Company voted on and approved the following proposals, which are described in more detail in the Company's Definitive Proxy Statement on Schedule 14A for the 2017 Annual Meeting of Stockholders filed by the Company with the Commission on May 17, 2017 (the "Proxy Statement"):

(1)
To elect as directors the three Class II nominees named in the Proxy Statement to serve until the 2020 annual meeting of stockholders and until their respective successors are elected and qualified, subject to their earlier death, resignation or removal.  Final voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
John S. Gulas	5,190,960	204,479	0
Leslie Nathanson Juris	5,269,136	126,603	0
Robert P. Worcester	5,221,357	174,082	0

(2)
To amend the Articles of Incorporation of Trinity Capital Corporation, as amended (the "Articles of Incorporation") to remove from Article ELEVENTH the procedural provisions for stockholder proposals, such provisions being otherwise provided for in the Company's Amended and Restated Bylaws.  Final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,961,098	431,240	3,101	0

(3)
To amend the Articles of Incorporation to delete Article TWELFTH related to special meetings of the stockholders, such Article being otherwise provided for in the Company's Amended and Restated Bylaws (together with Proposal No. 2, the "Amendments").  Final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,964,986	428,816	1,637	0

(4)
To amend and restate the Articles of Incorporation, including the Amendments, to provide for non-substantive revisions consistent with current corporate laws, as disclosed in the Proxy Statement.  Final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,132,582	259,945	2,912	0

(5)	To conduct a non-binding advisory vote on the compensation of the Company's named executive officers, as disclosed in the Proxy Statement. Final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,072,531	317,701	5,207	0

(6)	To ratify the selection of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. Final voting results were as follows:

Votes For	Votes Against	Abstentions
5,253,174	139,538	2,727

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: June 30, 2017	By:	/s/ John S. Gulas
John S. Gulas Chief Executive Officer and President